UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024

FS KKR Capital Corp.

(Exact name of registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

On November 13, 2024, Ambler Funding LLC (“Ambler Funding”), a wholly-owned, special purpose financing subsidiary of FS KKR Capital Corp. (the “Company”) entered into the Third Amendment to Loan and Security Agreement and First Agreement to Account Control Agreement (the “Third Amendment”), which amends that certain Loan and Security Agreement, dated October 10, 2023 (the “Loan Agreement”), by and among Ambler Funding, as borrower, Ally Bank (“Ally Bank”), as administrative agent and arranger, each of the lenders from time to time party thereto, and Wells Fargo Bank, N.A., as collateral administrator, as collateral custodian and as securities intermediary. The Third Amendment provides for, among other things, (i) an extension of the revolving period end date from May 22, 2025, to November 13, 2027, (ii) an extension of the facility termination date from May 22, 2027, to November 13, 2029, (iii) a reduced applicable spread from 275 basis points to 225 basis points, and (iv) certain changes to value adjustment events.

The foregoing description is only a summary of the material provisions of the Third Amendment and is qualified in its entirety by reference to a copy of the Third Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Third Amendment to Loan and Security Agreement and First Amendment to Account Control Agreement, dated as of November 13, 2024, by the Ambler Funding, Ally Bank, as administrative agent and lender, and Wells Fargo Bank, N.A., as collateral administrator, collateral custodian and securities intermediary.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR FS INCOME TRUST

Date: November 19, 2024	By:	/s/ Stephen S. Sypherd
		Name:	Stephen S. Sypherd
		Title:	General Counsel